UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 12, 2020

Zoetis Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35797	46-0696167
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10 Sylvan Way, Parsippany, NJ	07054
(Address of principal executive offices)	(Zip Code)

(973) 822-7000

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	ZTS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events.

On May 7, 2020, the Company entered into an Underwriting Agreement (the “Underwriting Agreement”), between the Company and the underwriters named therein, for the issuance and sale by the Company of $750,000,000 aggregate principal amount of its 2.000% Senior Notes due 2030 (the “2030 Notes”) and $500,000,000 aggregate principal amount of its 3.000% Senior Notes due 2050 (the “2050 Notes” and together with the 2030 Notes, the “Notes”). The Notes were issued pursuant to an indenture, dated January 28, 2013, between the Company and Deutsche Bank Trust Company Americas (the “Base Indenture”), as supplemented by the fifth supplemental indenture (the “Fifth Supplemental Indenture” and, together with the Base Indenture, the “Indenture”) dated as of May 12, 2020, between Zoetis Inc. and Deutsche Bank Trust Company Americas, as trustee. The offering of the Notes was registered on a Registration Statement on Form S-3 (File No. 333-226450).

The above description of the Underwriting Agreement, the Indenture and the Notes is qualified in its entirety by reference to the Underwriting Agreement, the Indenture, the Fifth Supplemental Indenture and the forms of the Notes filed as exhibits hereto, which exhibits are incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

1.1	-

Underwriting Agreement, dated as of May 7, 2020, between the Company and Barclays Capital Inc., BofA Securities, Inc., Citigroup Global Markets Inc., J.P. Morgan Securities LLC and MUFG Securities Americas Inc., as representatives of the underwriters named in Schedule 1 thereto.

4.1	-

Indenture, dated January 28, 2013, between the Company and Deutsche Bank Trust Company Americas, as Trustee (incorporated by reference to Zoetis Inc.’s Registration Statement on Form S-1 (File No. 333-183254)).

4.2	-	Fifth Supplemental Indenture, dated May 12, 2020, between the Company and Deutsche Bank Trust Company Americas, as Trustee.

4.3	-	Form of 2.000% Senior Notes due 2030 (included in Exhibit 4.2 above).

4.4	-	Form of 3.000% Senior Notes due 2050 (included in Exhibit 4.2 above).

5.1	-	Opinion of Cooley LLP.

23.1	-	Consent of Cooley LLP (included as part of Exhibit 5.1).

SIGNATURES

Under the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the authorized undersigned.

Date: May 12, 2020	Zoetis Inc.

	By:	/s/ HEIDI C. CHEN
Heidi C. Chen
Executive Vice President, General Counsel and Corporate Secretary